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                                                                   Exhibit 10.32

                               TRITEAL CORPORATION
                             1995 STOCK OPTION PLAN

                       AMENDED AND RESTATED JULY 15, 1997
                    APPROVED BY STOCKHOLDERS AUGUST 27, 1997

     1.   INTRODUCTION; PURPOSES.

          (A) This 1995 Stock Option Plan ("Plan") was originally adopted by the Board of Directors of the Company on May 15, 1995 and approved by the stockholders of the Company on May 6, 1996. Subsequent amendments were adopted by the Board on June 11, 1996 and approved by stockholders on July 26, 1996. This amendment and restatement of the Plan was adopted by the Board on July 15, 1997 (the "Amendment Date") and approved by the stockholders on August 27, 1997 (the "Stockholder Approval Date").

          (B) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

          (C) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

          (D) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

     2.   DEFINITIONS.

          (A) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.



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          (B) "BOARD" means the Board of Directors of the Company.

          (C) "CODE" means the Internal Revenue Code of 1986, as amended.

          (D) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

          (E) "COMPANY" means TriTeal Corporation, a Delaware corporation.

          (F) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (G) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means an individual's continuation as a provider of services to the Company, whether through employment or as a Director or Consultant (and notwithstanding any changes in such capacities), without interruption or termination. The Board or the Chief Executive Officer of the Company, in its or his or her discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

          (H) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

          (I) "DIRECTOR" means a member of the Board.

          (J) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (K) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (L) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

               (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (2) If the common stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.


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          (M) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (N) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

          (O) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (P) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (Q) "OPTION" means a stock option granted pursuant to the Plan.

          (R) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (S) "OPTIONEE" means a person who holds an outstanding Option.

          (T) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          (U) "PLAN" means this TriTeal Corporation 1995 Stock Option Plan.



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          (V) "RULE 16B-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (W) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

          (X) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     3.   ADMINISTRATION.

          (A) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

          (B) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person.

               (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (3) To amend the Plan or a Stock Award as provided in Section 14.

               (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.



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          (C) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

     4.   SHARES SUBJECT TO THE PLAN.

          (A) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate two million three hundred fifty thousand (2,350,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

          (B) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

     5.   ELIGIBILITY.

          (A) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

          (B) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise



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price of such Incentive Stock Option is at least one hundred ten percent (110%)
of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

          (C) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than five hundred thousand (500,000) shares of the Company's common stock in any calendar year.

     6.   OPTION PROVISIONS.

          Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          (A) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

          (B) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

          (C) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, including, at the discretion of the Board or Committee, pursuant to a cashless exercise of Options as described in Regulation T promulgated by the Federal Reserve Board, subject to applicable securities law restrictions or (ii) at the discretion of the Board or the Committee exercised at the time of grant of the Option, (A) by delivery to the Company of other common stock of the Company having a Fair Market Value at the time of exercise equal to the option exercise price (provided that such shares have been held for a period of at least six (6) months), (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the Optionee, or (C) in any other form of legal consideration that may be acceptable to the Board.



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In the case of any deferred payment arrangement, (i) interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, and (ii) the "par value" of the common stock (as defined in the Delaware General Corporation Law) shall be paid by the Participant in cash.

          (D) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

          (E) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

          (F) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within the earlier of (i) such period of time as is determined by the Board or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate,



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and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act.

          (G) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within the earlier of (i) such period of time as is determined by the Board or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (H) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the earlier of (i) such period of time as is determined by the Board or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (I) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a



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repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

          (J) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of the Company's common stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the common stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

          Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

     7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

          Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:



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          (A) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

          (B) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if provided by the terms of the Stock Award Agreement, pursuant to a domestic relations order within the meaning of Rule 16a-12 under the Exchange Act and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

          (C) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment or other arrangement; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          (D) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

          (E) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

     8.   OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

          (A) Each individual who, on the Stockholder Approval Date, is a Director and is not an Employee of the Company (a "Non-Insider Director") shall automatically be granted, on the Stockholder Approval Date, a Nonstatutory Option to



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purchase ten thousand (10,000) shares of the Company's common stock (a "1997
Director Option"). Each individual who first becomes a Non-Insider Director of the Company (and was not already a Director) after the Stockholder Approval Date shall automatically be granted, upon his or her election or appointment as a Non-Insider Director, a Nonstatutory Option to purchase thirty thousand (30,000) shares of the Company's common stock (an "Initial Option"). In addition, at the time of each of the Company's annual meetings of stockholders, beginning with the Company's 1998 annual meeting, each Non-Insider Director who has been a Director for at least six (6) months as of the date of such meeting shall automatically be granted a Nonstatutory Option to purchase ten thousand (10,000) shares of the Company's common stock (an "Annual Option"). The number of shares of common stock to be covered by Options granted pursuant to this Section 8 shall be subject to adjustment pursuant to Section 13 hereof.

          (B) The date of grant for each 1997 Director Option shall be the Stockholder Approval Date. The date of grant for each Initial Option shall be the date of the Non-Insider Director's election or appointment to the Board.
The date of grant for each Annual Option shall be the first business day following the date of the Company's 1998 annual meeting of stockholders and each annual meeting of stockholders thereafter, as long as such Non-Insider Director is then serving as a Non-Insider Director of the Company.

          (C) The exercise price of Options granted pursuant to this Section 8 shall be the Fair Market Value of the Company's common stock on the date of grant.

          (D) Each Option granted to a Non-Insider Director pursuant to this
Section 8 shall expire upon the earlier of (i) ten (10) years from the date of grant, (ii) three (3) months after termination of the Non-Insider Director's Continuous Status as an Employee, Director or Consultant (other than upon the Non-Insider Director's death or disability), or (iii) one (1) year after termination of the Non-Insider Director's Continuous Status as an Employee, Director or Consultant as a result of death or disability.

          (E) Each Initial Option granted pursuant to this Section 8 shall vest monthly as to one-forty-eighth (1/48th) of the shares subject to such Option after the date of grant of the Option, until fully vested, provided that the Optionee's Continuous Status as an Employee, Director or Consultant has not terminated prior to such monthly vesting date. Upon the vesting of each installment portion of the Option as provided herein, the Option may be exercised with respect to the shares represented by that installment. Each 1997 Director Option and each Annual Option shall vest monthly as to one-twelfth (1/12th) of the shares subject to such Option after the date of grant of the Option, until fully vested, provided that the Optionee's Continuous Status as an Employee, Director or Consultant has not terminated prior to such monthly vesting date. No portion of an



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Option granted under this Section 8 may be exercised prior to the vesting date applicable to such Option or portion thereof, as the case may be.

          (F) Payment of the exercise price per share of each Option granted under this Section 8 shall be made (i) in cash (including check) at the time of exercise, (ii) pursuant to a cashless exercise program that is in compliance with regulations promulgated by the Federal Reserve Board and which, prior to the issuance of the shares being purchased, results in either the receipt by the Company of cash (or check) or irrevocable instructions to a qualified broker that sufficient shares be sold immediately in order to deliver the aggregate exercise price to the Company from the sales proceeds, or (iii) by a combination of the methods specified in (i) and (ii).

          (G) No Options granted pursuant to this Section 8 may be exercised prior to shareholder approval of the amendment of the Plan adding this Section 8.

     9.   CANCELLATION AND RE-GRANT OF OPTIONS.

          (A) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options,
(ii) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than: eighty-five percent (85%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

          (B) Shares subject to an Option canceled under this Section 9 shall continue to be counted against the maximum number of shares subject to Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum number of shares subject to Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

     10.  COVENANTS OF THE COMPANY.

          (A) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

          (B) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

     11.  USE OF PROCEEDS FROM STOCK.

          Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

     12.  MISCELLANEOUS.

          (A) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

          (B) Neither an Employee, a Director, a Consultant nor any person to whom a Stock Award is transferred pursuant to subsection 6(d) or 7(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

          (C) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director or Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director pursuant to the terms of the Company's By-laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

          (D) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

          (E) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award,
(1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

          (F) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company having a Fair Market Value at the time of such withholding equal to the amount of the withholding obligation (provided that such shares have been held for a period of at least six (6) months).

     13.  ADJUSTMENTS UPON CHANGES IN STOCK.

          (A) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

          (B) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then (a) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting and, if applicable, exercisability of such Stock Awards shall be accelerated prior to such event and any Stock Awards requiring exercise shall be terminated if not exercised after such acceleration and at or prior to such event, and (b) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event.

     14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

          (A) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan, as modified by the amendment, to satisfy the requirements of Section 422 of the Code or Rule 16b-3 under the Exchange Act.

          (B) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

          (C) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

          (D) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

          (E) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     15.  TERMINATION OR SUSPENSION OF THE PLAN.

          (A) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on July 15, 2007. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

          (B) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

     16.  EFFECTIVE DATE OF PLAN; TERM OF PLAN.

          The Plan, as amended and restated by the Board on the Amendment Date shall be effective on the Amendment Date, provided that no Stock Awards granted under the Plan that were not provided for under the Plan prior to the Amendment Date shall be exercised unless and until the Plan, as amended, has been approved by the stockholders of the Company within twelve (12) months before or after the Amendment Date.



                                       17